                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL
        TO TENDER FOR EXCHANGE UNREGISTERED 9 1/4% SENIOR NOTES DUE 2008
                                       OF
                            MILLENNIUM AMERICA INC.
                           PURSUANT TO THE PROSPECTUS
                               DATED

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
  5:00 P.M., NEW YORK CITY TIME, ON                  , UNLESS
  EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

             By Mail:                   Facsimile Transmission:          By Hand/Overnight Delivery:
       The Bank of New York         (for eligible institutions only)         The Bank of New York
   101 Barclay Street - 7 East               (212) 298-1915              101 Barclay Street - 7 East
     New York, New York 10286                                              New York, New York 10286
      Attn: Bernard Arsenek              Confirm by Telephone:              Attn: Bernard Arsenek
       Reorganization Unit                   (212) 815-5098                  Reorganization Unit

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned hereby acknowledges receipt of the prospectus, dated
                , of Millennium America Inc. ('Millennium America') and Millennium Chemicals Inc. ('Millennium Chemicals'), which, together with this letter of transmittal, constitute Millennium America's offer to exchange $1,000 principal amount of its 9 1/4% Senior Notes due 2008, which have been registered under the Securities Act of 1933, as amended (the 'Exchange Notes'), for each $1,000 principal amount of its outstanding unregistered 9 1/4% Senior Notes due 2008 (the 'Unregistered Notes'), of which $100,000,000 aggregate principal amount is outstanding.

    IF YOU DESIRE TO EXCHANGE YOUR UNREGISTERED NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR UNREGISTERED NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

    YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

    This letter of transmittal is to be completed by holders of Millennium America's Unregistered Notes either if certificates representing such notes are to be forwarded herewith or, unless an agent's message is utilized, tenders of such notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company pursuant to the procedures set forth in the prospectus under the heading 'The Exchange Offer -- Book-Entry Transfer.'

    The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

    Holders that are tendering by book-entry transfer to the exchange agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program, for which the exchange offer is eligible. DTC participants that are tendering pursuant to the exchange offer must transmit their acceptance through the Automated Tender Offer Program to DTC, which will edit and verify the acceptance and send an agent's message to the exchange agent for its acceptance.

    In order to properly complete this letter of transmittal, a holder of Unregistered Notes must:

    (1) complete the box entitled 'Description of Unregistered Notes,'

    (2) if appropriate, check and complete the boxes relating to Guaranteed Delivery, Special Issuance Instructions and Special Delivery Instructions,

    (3) sign the letter of transmittal, and

    (4) complete the Substitute Form W-9.

    If a holder desires to tender Unregistered Notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit this letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures described in the prospectus under 'The Exchange Offer -- Guaranteed Delivery Procedures' are followed. See Instruction 1 below.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents may be directed to The Bank of New York, at the address and telephone number set forth on the cover page of this letter of transmittal. See instruction 11 below.

    List below the Unregistered Notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of Unregistered Notes will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000.

-----------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF UNREGISTERED NOTES
----------------------------------------------------------------------------------------------------------------------------
                   NAME(S) AND ADDRESS(ES) OF
                      REGISTERED HOLDER(S)
                        (PLEASE FILL IN)
----------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE PRINCIPAL
                                                                   CERTIFICATE             AMOUNT           PRINCIPAL AMOUNT
                                                                   NUMBER(S)*          REPRESENTED**           TENDERED**

                                                                  ----------------------------------------------------------

                                                                  ----------------------------------------------------------

                                                                  ----------------------------------------------------------

                                                                  ----------------------------------------------------------

                                                                  ----------------------------------------------------------

                                                                  ----------------------------------------------------------

   TOTAL PRINCIPAL AMOUNT OF UNREGISTERED NOTES
----------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by holders delivering by book-entry transfer (see below).
  ** Unless otherwise indicated in the column 'Principal Amount Tendered' and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each
     Unregistered Note listed above and delivered to the exchange agent. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------------

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE
                                  BOXES BELOW

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED UNREGISTERED NOTES ARE ENCLOSED
    HEREWITH.

[ ] CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:  ............................................

    Account Number with DTC:  ..................................................

    Transaction Code Number:  ..................................................

[ ] CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY
    NON-EXCHANGED NOTES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 1)

  [ ] To be completed only if tendered Unregistered Notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent. Complete the following (please enclose a photocopy of such notice of guaranteed delivery):

      Name of Registered Holder(s):  .........................................

      Window Ticket Number (if any):  ........................................

      Date of Execution of the Notice of Guaranteed Delivery:  ...............

      Name of Eligible Institution that Guaranteed Delivery:  ................

      If Delivered By Book-Entry Transfer, Complete The Following:

      Name of Tendering Institution:  ........................................

      Account Number at DTC:  ................................................

      Transaction Code Number:  ..............................................

                              BROKER-DEALER STATUS

  [ ] Check here if you are a broker-dealer that acquired your tendered
      Unregistered Notes for your own account as a result of market making or other trading activities and wish to receive 10 additional copies of the prospectus and any amendments or supplements thereto.

      Name:  .................................................................

      Address:  ..............................................................

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Millennium America the principal amount of Unregistered Notes described above. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Millennium America all right, title and interest in and to such notes.

    The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Millennium America and as trustee under the indenture relating to the Unregistered Notes) with respect to such tendered Unregistered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (1) deliver certificates representing such tendered Unregistered Notes, or transfer ownership of such notes, on the account books maintained by DTC, and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, Millennium America upon receipt by the exchange agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by Millennium America of such notes for exchange pursuant to the exchange offer,
(2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such notes, all in accordance with the terms of the exchange offer, and (3) present such notes for transfer on the relevant security register.

    The undersigned hereby represents and warrants that the undersigned
(1) owns the Unregistered Notes tendered and is entitled to tender such notes, and (2) has full power and authority to tender, sell, exchange, assign and transfer the Unregistered Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Unregistered Notes, and that, when the same are accepted for exchange, Millennium America will acquire good and marketable title to the tendered Unregistered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Millennium America to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Unregistered notes or to transfer ownership of such notes on the account books maintained by DTC.

    The undersigned understands that tenders of the Unregistered Notes pursuant to any one of the procedures described in the prospectus under the caption 'The Exchange Offer -- Procedures for Tendering Outstanding Unregistered Notes' and in the instructions to this letter of transmittal will, upon Millennium America's acceptance of the Unregistered Notes for exchange, constitute a binding agreement between the undersigned and Millennium America in accordance with the terms and subject to the conditions of the exchange offer.

    The exchange offer is subject to the conditions set forth in the prospectus under the caption 'The Exchange Offer -- Conditions to the Exchange Offer.' The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Millennium America) as more particularly set forth in the prospectus, Millennium America may not be required to exchange any of the Unregistered Notes tendered by this letter of transmittal and, in such event, the Unregistered Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    The undersigned hereby represents and warrants that:

     the undersigned (or the person or entity receiving notes pursuant to this letter of transmittal) is acquiring the Exchange Notes in the ordinary course of business of the undersigned (or such other person);

     neither the undersigned nor any such person or entity is engaging in or intends to engage in a distribution of the Exchange Notes within the meaning of the federal securities laws;

     neither the undersigned nor any such person or entity has an arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes;

     neither the undersigned nor any such person or entity is an 'affiliate' of Millennium America or Millennium Chemicals, as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended; and

     the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

    If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

    Tendered Unregistered Notes may be withdrawn at any time prior to
5:00 p.m., New York City time on               or on such later date or time to
which Millennium America may extend the exchange offer.

    Unless otherwise indicated herein under the box entitled 'Special Issuance Instructions' below, Exchange Notes, and Unregistered Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, Exchange Notes, and Unregistered Notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of Unregistered Notes, the exchange agent will credit the account maintained by DTC with any Unregistered Notes not tendered. The undersigned recognizes that Millennium America has no obligation pursuant to the 'Special Issuance Instructions' to transfer any Unregistered Notes from the name of the registered holder thereof if Millennium America does not accept for exchange any of the principal amount of such notes so tendered.

    The Exchange Notes will bear interest from the most recent interest payment date to which interest has been paid on the Unregistered Notes, or if no interest has been paid, from April 25, 2003. Interest on the Unregistered Notes accepted for exchange will cease to accrue upon the issuance of the Exchange Notes.

                              PLEASE SIGN HERE
               (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
               UNREGISTERED NOTES REGARDLESS OF WHETHER NOTES
     ARE BEING PHYSICALLY DELIVERED HEREWITH, UNLESS AN AGENT'S MESSAGE
      IS DELIVERED IN CONNECTION WITH A BOOK-ENTRY TRANSFER OF SUCH NOTES)

    This letter of transmittal must be signed by the registered holder(s) of Unregistered Notes exactly as their name(s) appear(s) on certificate(s) for Unregistered Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under 'Capacity' and submit evidence satisfactory to the exchange agent of such person's authority to so act. See Instruction 5 below.
    If the signature appearing below is not of the registered holder(s) of the Unregistered Notes, then the registered holder(s) must sign a valid power of attorney.

    X  .........................................................
    X  .........................................................
         SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

    Dated  .............................................. , 200
                                                               -
    Name(s)  ...................................................
             ...................................................
    Capacity  ..................................................
    Address  ...................................................
                        (INCLUDING ZIP CODE)
    Area Code and Telephone No.  ...............................

                  PLEASE COMPLETE FORM W-9 HEREIN
                        SIGNATURE GUARANTEE
          (IF REQUIRED -- SEE INSTRUCTIONS 2 AND 5 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY A SIGNATURE
                             GUARANTOR

     ...........................................................
       (NAME OF SIGNATURE GUARANTOR GUARANTEEING SIGNATURES)

     ...........................................................
         (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                   (INCLUDING AREA CODE) OF FIRM)

     ...........................................................
                       (AUTHORIZED SIGNATURE)

     ...........................................................
                           (PRINTED NAME)

     ...........................................................
                              (TITLE)

    Dated  .............................................. , 200
                                                               -

           SPECIAL ISSUANCE INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 4 THROUGH 7)                           (SEE INSTRUCTIONS 4 THROUGH 7)

        To be completed ONLY if certificates for            To be completed ONLY if certificates for
    Unregistered Notes in a principal amount not            Unregistered Notes in a principal amount not
    tendered are to be issued in the name of, or            tendered, or Exchange Notes, are to be sent
    Exchange Notes issued pursuant to the                   to someone other than the person or persons
    exchange offer are to be issued in the name             whose name(s) appear(s) within this letter
    of, someone other than the person or persons            of transmittal to an address different from
    whose name(s) appear(s) within this letter              that shown in the box entitled 'Description
    of transmittal or issued to an address                  of Unregistered Notes' within this letter of
    different from that shown in the box                    transmittal.
    entitled 'Description of Unregistered Notes'
    within this letter of transmittal.

    Issue: [ ] Exchange Notes  [ ] Unregistered             Deliver: [ ] Exchange Notes [ ] Unregistered
    Notes                                                   Notes
         (COMPLETE AS APPLICABLE)                                    (COMPLETE AS APPLICABLE)

    Name  ......................................            Name  ......................................
                   (PLEASE PRINT)                                            (PLEASE PRINT)

    Address  ...................................            Address  ...................................
                   (PLEASE PRINT)
                                                                            (PLEASE PRINT)
     ...........................................            ............................................
                     (ZIP CODE)                                               (ZIP CODE)

     ...........................................            ............................................
    TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER            Is this a permanent address change?
           (SEE SUBSTITUTE FORM W-9 HEREIN)
                                                                 [ ] Yes    [ ] No (check one box)
     Credit Unregistered Notes not tendered, but
    represented by certificates tendered by this
    letter of transmittal, by book-entry
    transfer to:

    [ ] The Depository Trust Company

    [ ]  .......................................

    Account Number  ............................

    Credit Exchange Notes issued pursuant to the exchange offer by book-entry transfer to:

    [ ] The Depository Trust Company

    [ ]  .......................................

     Account Number  ...........................


                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. This letter of transmittal is to be completed by holders of Unregistered Notes if certificates representing such notes are to be forwarded herewith, or, unless an agent's message is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under 'The Exchange Offer -- Procedures for Tendering Outstanding Unregistered Notes.' For a holder to properly tender Unregistered Notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent's message in the case of a book entry transfer, must be received by the exchange agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such notes must be received by the exchange agent at its address, or (2) such notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under 'The Exchange Offer -- Book-Entry Transfer' and a book-entry confirmation must be received by the exchange agent on or prior to the expiration date. A holder who desires to tender Unregistered Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Unregistered Notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE UNREGISTERED NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO MILLENNIUM AMERICA.

    If a holder desires to tender Unregistered Notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit such holder's letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the prospectus under 'The Exchange Offer -- Guaranteed Delivery Procedures' are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined in Instruction 2 below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Millennium America herewith, or an agent's message with respect to a guaranteed delivery that is accepted by Millennium America must be received by the exchange agent on or prior to the expiration date, and (3) the certificates for the tendered Unregistered Notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at DTC as described in the prospectus) together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the execution of the notice of guaranteed delivery.

    Upon request to the exchange agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Unregistered Notes according to the guaranteed delivery procedures set forth above.

    2. GUARANTEE OF SIGNATURES. Signatures on this letter of transmittal must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an 'eligible guarantor institution' within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (banks; brokers and dealers; credit unions; national securities exchanges; registered securities associations; learning agencies; and savings associations) unless the Unregistered Notes tendered hereby are tendered (1) by a registered holder of Unregistered Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such notes) who has not completed any of the boxes entitled 'Special Issuance Instructions' or 'Special Delivery Instructions,' on the letter of transmittal, or (2) for the account of an 'eligible guarantor institution.' If the Unregistered Notes are registered in the name of a person other than the signer of the letter of transmittal or if Unregistered Notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Unregistered Notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered Unregistered Notes must be guaranteed as described above. Beneficial owners whose Unregistered Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender notes. See 'The Exchange Offer -- Procedures for Tendering Outstanding Unregistered Notes,' in the prospectus.

    3. WITHDRAWAL OF TENDERS. Except as otherwise provided in the prospectus, tenders of Unregistered Notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered Unregistered Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the exchange agent on or prior to the expiration date at its address set forth on the cover of this letter of transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the Unregistered Notes to be withdrawn, (2) identify the Unregistered Notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such notes (unless such notes were tendered by book-entry transfer) and the aggregate principal amount represented by such notes, and (3) be signed by the holder of such notes in the same manner as the original signature on the letter of transmittal by which such notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the Unregistered Notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the Unregistered Notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

    Any permitted withdrawal of Unregistered Notes may not be rescinded. Any Unregistered Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn Unregistered Notes may be retendered by following one of the procedures described in the prospectus under the caption 'The Exchange Offer -- Procedures for Tendering Outstanding Unregistered Notes' at any time prior to the expiration date.

    4. PARTIAL TENDERS. Tenders of Unregistered Notes pursuant to the exchange offer will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount of any Unregistered Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled 'Description of Unregistered Notes' herein. The entire principal amount represented by the certificates for all Unregistered Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Unregistered Notes held by the holder is not tendered, certificates for the principal amount of Unregistered Notes not tendered and Exchange Notes issued in exchange for any Unregistered Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 6), as soon as practicable following the expiration date.

    5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal is signed by the registered holder(s) of the Unregistered Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Unregistered Notes.

    If any of the Unregistered Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this letter of transmittal is signed by the holder, and the certificates for any principal amount of Unregistered Notes not tendered are to be issued (or if any principal amount of notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and Exchange Notes exchanged for Unregistered Notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered notes nor provide a separate bond power. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Unregistered Notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Unregistered Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution. See Instruction 2.

    Endorsements on certificates for Unregistered Notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

    If this letter of transmittal or any certificates representing notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent of their authority so to act must be submitted with this letter of transmittal.

    6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Unregistered Notes for principal amounts not tendered or Exchange Notes exchanged for Unregistered Notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. If no instructions are given, Unregistered Notes not tendered will be returned to the registered holder of the Unregistered Notes tendered. For holders of Unregistered Notes tendered by book-entry transfer, Unregistered Notes not tendered will be returned by crediting the account at DTC designated above.

    7. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Each tendering holder is required to provide the exchange agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the instructions accompanying the enclosed Substitute
Form W-9 for additional instructions.

    To prevent backup withholding, each holder tendering Unregistered Notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9, certifying (1) that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number); (2) that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien). If the Unregistered Notes are registered in more than one name or are not in the name of the actual owner, consult the instructions accompanying the enclosed Substitute Form W-9.

    Millennium America reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

    8. TRANSFER TAXES. Millennium America will pay all transfer taxes, if any, required to be paid by Millennium America in connection with the exchange of the Unregistered Notes for the Exchange Notes. If, however, Exchange Notes, or Unregistered Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Unregistered Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Unregistered Notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

    9. MUTILATED, LOST, STOLEN OR DESTROYED UNREGISTERED NOTES. Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

    10. IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Unregistered Notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by Millennium America, in its sole discretion, which determination shall be final and binding on all parties. Millennium America reserves the absolute right, in its sole discretion, to reject any or all tenders of any Unregistered Notes determined by it not to be in proper form or the acceptance of which may, in the opinion of Millennium America's counsel, be unlawful. Millennium America also reserves the absolute right, in its sole discretion, to waive or amend any of the conditions of the exchange offer or to waive any defect or irregularity in the tender of any particular Unregistered Notes, whether or not similar defects or irregularities are waived in the case of other tenders. Millennium America's interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as Millennium America shall determine. None of Millennium America, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such Unregistered Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Unregistered Notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus and this letter of transmittal, may be directed to the exchange agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE
Form W-9                                               REQUEST FOR TAXPAYER                   GIVE FORM TO THE
                                              IDENTIFICATION NUMBER AND CERTIFICATION         REQUESTER. DO NOT SEND
(Rev. January 2003)                                                                           TO THE IRS.

Department of the Treasury
Internal Revenue Service
--------------------------------------------------------------------------------------------------------------------


                                                         PRINT OR TYPE
                                               SEE SPECIFIC INSTRUCTIONS ON PAGE 2
 Name
 Business name, if different from above
 Check appropriate box:   [ ] Individual/Sole proprietor  [ ] Partnership                     [ ] Exempt from backup
                          [ ] Corporation                 [ ] Other  ......................       withholding
--------------------------------------------------------------------------------------------------------------------

 Address (number, street, and apt. or suite no.)               Requester's name and address (optional)
--------------------------------------------------------------------------------------------------------------------
 City, state, and ZIP code
--------------------------------------------------------------------------------------------------------------------
 List account number(s) here (optional)
--------------------------------------------------------------------------------------------------------------------
 PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------------------------------------------------------------------

Enter your TIN in the appropriate box. For individuals, this                   ------------------------------
is your social security number (SSN). HOWEVER, FOR A                              Social security number
RESIDENT ALIEN, SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE                                 OR
THE PART I INSTRUCTIONS ON PAGE 3. For other entities, it is
your employer identification number (EIN). If you do not                       ------------------------------
have a number, see HOW TO GET A TIN on page 3.                                 Employer identification number
 NOTE: If the account is in more than one name, see the
chart on page 4 for guidelines on whose number to enter.
--------------------------------------------------------------------------------------------------------------------

 PART II -- CERTIFICATION
--------------------------------------------------------------------------------------------------------------------
 Under penalties of perjury, I certify that:
 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

 2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, and

 3. I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

 CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)
--------------------------------------------------------------------------------------------------------------------

 SIGN          SIGNATURE OF
 HERE          U.S. PERSON                                               DATE
--------------------------------------------------------------------------------------------------------------------

PURPOSE OF FORM

   A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

   1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

   2. Certify that you are not subject to backup withholding, or

   3. Claim exemption from backup withholding if you are a U.S. exempt payee.

NOTE: If a requester gives you a form other than Substitute Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Substitute Form W-9.

FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a 'saving clause.' Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

   If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

   1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

   2. The treaty article addressing the income.

   3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

   4. The type and amount of income that qualifies for the exemption from tax.

   5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% AFTER December 31, 2003; 28% AFTER December 31, 2005). This is called 'backup withholding.' Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

   1. You do not furnish your TIN to the requester, or

   2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

   3. The IRS tells the requester that you furnished an incorrect TIN, or

   4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

   5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

   Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF SUBSTITUTE FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

   NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

   If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

   SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the 'Name' line. You may enter your business, trade, or 'doing business as (DBA)' name on the 'Business name' line.

   LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE 'NAME' LINE. Enter the LLC's name on the 'Business name' line.

   OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the 'Name' line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the 'Business name' line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

   If you are exempt, enter your name as described above and check the appropriate box for your status, then check the 'Exempt from backup withholding' box in the line following the business name, sign and date the form.

   Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

   1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

   2. The United States or any of its agencies or instrumentalities;

   3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

   4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

   5. An international organization or any of its agencies or instrumentalities.

   Other payees that MAY BE EXEMPT from backup withholding include:

   6. A corporation;

   7. A foreign central bank of issue;

   8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

   9. A futures commission merchant registered with the Commodity Futures Trading Commission;

   10. A real estate investment trust;

   11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

   12. A common trust fund operated by a bank under section 584(a);

   13. A financial institution;

   14. A middleman known in the investment community as a nominee or custodian;
or
   15. A trust exempt from tax under section 664 or described in section 4947.

   The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

------------------------------------------------------------
IF THE PAYMENT IS FOR ......  THEN THE PAYMENT IS EXEMPT
                              FOR ........................
------------------------------------------------------------
Interest and dividend         All exempt recipients except
 payments                     for 9
------------------------------------------------------------
Broker transactions           Exempt recipients 1 through
                              13. Also, a person
                              registered under the
                              Investment Advisers Act of
                              1940 who regularly acts as a
                              broker
-----------------------------------------------------------
Barter exchange transactions  Exempt recipients 1 through
 and patronage dividends      5
-----------------------------------------------------------
Payments over $600 required   Generally, exempt recipients
 to be reported and direct    1 through 7(2)
 sales over $5,000(1)
-----------------------------------------------------------

(1) See FORM 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 4 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

   If you are asked to complete Substitute Form W-9 but do not have a TIN, write 'Applied For' in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing 'Applied For' means that you have already applied for a TIN or that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PART II. CERTIFICATION

   To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

   For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 2.

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

   1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

   2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

   3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

   4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. 'Other payments' include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

   5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

-----------------------------------------------------------------------------------------------------------------------------
For this type of account:             Give NAME                       For this type of account:         Give NAME
                                      and SSN of:                                                       and EIN of:
-----------------------------------------------------------------------------------------------------------------------------
1. Individual                      The individual                     6. Sole proprietorship or         The owner(3)
                                                                         single-owner LLC
2. Two or more individuals         The actual owner of
   (joint account)                 the account or, if                 7. A valid trust, estate, or      Legal entity(4)
                                   combined funds, the                   pension trust
                                   first individual on
                                   the account(1)                     8. Corporate or LLC electing      The corporation
                                                                         corporate status on Form
3. Custodian account of a minor    The minor(2)                          8832
   (Uniform Gift to Minors Act)
                                                                      9. Association, club,             The organization
4. a. The usual revocable          The grantor-trustee(1)                religious, charitable,
      savings trust (grantor is                                          educational, or other
      also trustee)                                                      tax-exempt organization
   b. So-called trust account       The actual owner(1)
      that is not a legal or                                         10. Partnership or multi-member    The partnership
      valid trust under state                                            LLC
      law
                                                                     11. A broker or registered         The broker or nominee
5. Sole proprietorship or          The owner(3)                          nominee
   single-owner LLC
                                                                     12. Account with the Department    The public entity
                                                                         of Agriculture in the name
                                                                         of a public entity (such as
                                                                         a state or local
                                                                         government, school
                                                                         district, or prison) that
                                                                         receives agricultural
                                                                         program payments.

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or 'DBA' name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.